UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2007

BANCTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9859	75-1559633
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

2701 E. Grauwyler Road, Irving, Texas  75061

(Address of Principal Executive Offices) (Zip Code)

(972) 821-4000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02.                                       Unregistered Sales of Equity Securities.

BancTec, Inc. (the “Company”) today completed a private offering of 46,575,000 shares (including the sale of 6,075,000 additional allotment option shares) of its common stock, par value $0.01 per share (the “Common Stock”), to qualified institutional buyers, “accredited investors” (as such term is defined under Rule 501(a) of the Securities Act of 1933, as amended (the “Act’)) and non-U.S. persons in transactions exempt from registration under the Act, in reliance upon the exemption from registration requirements of the Act provided by Section 4(2) thereof.

All of the Common Stock was sold by the Company, and the net proceeds of the offering of approximately $345,000,000 (including the proceeds from the sale of the additional allotment option shares) will be used to: (i) prepay all principal and interest on the Company’s Senior Subordinated Note due 2009; (ii) prepay all principal, premium and interest on the Company’s Senior Notes due 2008; (iii) pay a portion of the outstanding principal balance due under the Company’s revolving credit facility; and (iv) redeem or repurchase all outstanding shares of capital stock and stock options. The Company intends to use the remainder of the net proceeds for working capital and general corporate purposes.

The Common Stock sold in the offering has not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This document does not constitute an offer to sell or the solicitation of an offer to buy any of shares of Common Stock, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Section 9 — Financial Statements and Exhibits

ITEM 9.01.       Financial Statements and Exhibits.

(d)      Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

99.1	Press Release of BancTec, Inc., dated June 27, 2007.

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, many of which are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements.  For a written description of these factors, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.   The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent events or otherwise except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCTEC, INC.

Date: June 27, 2007	By:	/s/ J. Coley Clark
J. Coley Clark
President and Chief Executive Officer